Exhibit 99.1

News

Investor Contact:
Logan Bonacorsi
lbonacorsi@caleres.com 314.854.4134

Caleres Reports Fourth Quarter and Full Year 2020 Results
Famous Footwear delivers strong fourth quarter earnings

Paid down $50 million of debt during the quarter, ending fiscal 2020 below pre-COVID levels

ST. LOUIS, March 16, 2021 - Caleres (NYSE: CAL, caleres.com), diverse portfolio of consumer-driven footwear brands, today reported financial results for the fourth quarter and fiscal year ended January 30, 2021.

“I am proud of the Caleres team and the tremendous progress we have made on a wide range of strategic objectives during an unprecedented year that saw the pervasive impact of the pandemic and protracted economic lockdown,” said Diane Sullivan, Chairman and CEO. “Among the highlights, we:

●	Streamlined the organization and rightsized our expense base, resulting in $100 million in ongoing annualized expense savings;
●	Achieved a 40 percent increase in ecommerce sales via our rapidly growing owned websites;
●	Commenced the strategic closure of a portion of our brick-and-mortar portfolio to better align with the accelerated consumer shift toward digital;
●	Generated approximately $126 million in cash from operations;
●	Strengthened the balance sheet – restoring overall debt to below pre-pandemic levels by fiscal year-end and significantly reducing our working capital position;
●	Returned approximately $34 million to shareholders through our long-standing dividend and share repurchase program.

“We continued to execute at a very high level at Famous Footwear, which rebounded quickly following the extended store closures and capped off 2020 with a modest decline in fourth quarter sales and a significant increase in year-over-year earnings. For the Brand Portfolio, we have identified areas of opportunity that are expected to position this segment for improved performance including actions to ensure the optimal alignment of our product assortment and omnichannel capabilities to more closely reflect rapidly evolving consumer behaviors, preferences and priorities.”

“While the pace of recovery is still uncertain, there are signs of stabilization in the marketplace,” said, Sullivan. “We believe we are well-positioned to capitalize as the market rebounds and the world returns to a greater degree of normalcy. As we plan for future success, we will focus on maintaining our strong momentum at Famous Footwear; driving enhanced consumer alignment and improved performance in the Brand Portfolio; taking a careful and disciplined approach to cost control and capital spending; reducing debt levels still further; and returning excess cash to shareholders. In short, Caleres is a more agile and focused organization than it was at the start of 2020, with an even more vigorous commitment to connecting with our consumers and providing them with compelling and fresh product – across growing footwear categories — when, where and how they want to shop. We are confident that we can leverage our talented and dedicated workforce, strong operating platform, powerful portfolio and improved financial position to capitalize on the opportunities we see ahead in order to drive long-term value for our shareholders.”

Key Financial Information:

Fourth Quarter 2020 Highlights

(13-weeks ended January 30, 2021 compared to 13-weeks ended February 1, 2020)

●	Net sales were $571.0 million, down 18.3 percent from the fourth quarter of fiscal 2019
‒	Direct-to-consumer represented 75 percent of total net sales
‒	A 6.2 percent sales decline in the Famous Footwear segment
‒	A 32.4 percent sales decline in the Brand Portfolio segment
‒	Total company owned ecommerce website sales increased approximately 25 percent, with ecommerce penetration rising to approximately 30 percent of net sales
●	Gross profit was $225.6 million, while gross margin was 39.5 percent
●	SG&A expense of $226.1 million, down $34.7 million compared to the fourth quarter of 2019
●	Net loss of $77.0 million, or loss of $2.11 per diluted share, compared to net earnings of $0.4 million, or earnings of $0.01 per diluted share in the fourth quarter of fiscal 2019. Loss of $2.11 per share includes $2.14 for the below items:
‒	COVID-19 related impairments and other expenses of $1.03;
‒	Intangible asset impairment charges of $0.49;
‒	Brand Portfolio expense of $0.37 related to the Naturalizer brand retail exits;
‒	Fair value adjustment of $0.18 associated with the mandatory purchase obligation for Blowfish Malibu; and
‒	Vionic integration-related costs of $0.07.
●	Adjusted net income of $1.3 million, or $0.03 per diluted share compared to adjusted net income of $13.9 million, or $0.34 per diluted share in the fourth quarter of fiscal 2019
●	Generated $24.6 million in cash from operations and ended the fourth quarter with $88.3 million of cash on hand
●	Reduced credit facility borrowings by $50 million during the fourth quarter to end the year at $250 million, or $25 million below last year’s pre-virus levels
●	Reduced inventory levels by approximately 21 percent year-over-year, reflecting ongoing actions taken to align with consumer demand and the ongoing liquidation of Naturalizer store inventory

Fiscal 2020 Results Versus 2019

(52-weeks ended January 30, 2021 compared to 52-weeks ended February 1, 2020)

●	Consolidated sales of $2,117.1 million were down 27.5 percent
‒	Direct-to-consumer sales represented 73 percent of total net sales
‒	A 20.4 percent sales decline in the Famous Footwear segment
‒	A 35.8 percent sales decline in the Brand Portfolio segment
‒	Total company owned ecommerce website sales increased approximately 40 percent, with ecommerce penetration rising to approximately 30 percent of net sales
●	Gross profit was $787.0 million, while gross margin was 37.2%
●	SG&A expense of $889.5 million represented 42.0% of sales
●	Net loss for the year was $439.1 million, resulting in a loss per diluted share of $11.80 including $10.40 for the below items:
‒	Goodwill and intangible asset impairment charges of $6.35;
‒	COVID-19 related impairments and other expenses of $3.10;
‒	Fair value adjustment of $0.48 associated with the mandatory purchase obligation for Blowfish Malibu;
‒	Brand Portfolio expense of $0.40 related to brand exits, primarily Naturalizer retail; and
‒	Vionic integration-related costs of $0.07.
●	Adjusted net loss of $52.0 million, or adjusted loss of $1.40 per diluted share compared to adjusted net income of $86.4 million, or adjusted earnings of $2.10 per diluted share, in fiscal 2019
●	Generated $126.4 million in cash from operations
●	Returned $34.1 million to shareholders during the year through:
o	$10.8 million in dividend payouts; and
o	$23.3 million to repurchase 2.9 million shares, or seven percent of shares outstanding, at an average share price of $8.05.

2021 Outlook

Given the ongoing disruption related to the virus, supply chain dislocations and associated near-term uncertainty in the marketplace, Caleres is not providing fiscal year 2021 guidance at this time. The company will evaluate market conditions as the year progresses and will endeavor to reinstate its more traditional guidance practices in the future.

Investor Conference Call

Caleres will host an investor conference call at 5:00 p.m. Eastern time today, Tuesday, March 16. The webcast and slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 9787564. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 9787564 through Monday, March 29.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings (loss) attributable to Caleres, Inc. and diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders, are presented as net earnings (loss) and earnings (loss) per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings (loss), net earnings (loss) and earnings (loss) per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) the coronavirus outbreak and its adverse impact on our business operations, store traffic and financial condition (ii) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions and other factors; (iii) impairment charges resulting from a long-term decline in our stock price; (iv) rapidly changing fashion trends and consumer preferences and purchasing patterns; (v) intense competition within the footwear industry; (vi) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (vii) imposition of tariffs; (viii) the ability to accurately forecast sales and manage inventory levels; (ix) cybersecurity threats or other major disruption to the company’s information technology systems; (x) customer concentration and increased consolidation in the retail industry; (xi) transitional challenges with acquisitions; (xii) a disruption in the company’s distribution centers; (xiii) foreign currency fluctuations; (xiv) changes to tax laws, policies and treaties; (xv) the ability to recruit and retain senior management and other key associates; (xvi) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xvii) the ability to maintain relationships with current suppliers; (xviii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights; and (xix) the ability to secure/exit leases on favorable terms. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 1, 2020, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
($ thousands, except per share data)	January 30, 2021	February 1, 2020	January 30, 2021	February 1, 2020
Net sales	$570,959	$698,948	$2,117,070	$2,921,562
Cost of goods sold	345,400	420,138	1,330,021	1,737,202
Gross profit	225,559	278,810	787,049	1,184,360
Selling and administrative expenses	226,063	260,788	889,489	1,065,760
Impairment of goodwill and intangible assets	23,805	—	286,524	—
Restructuring and other special charges, net	31,070	12,353	96,694	14,787
Operating (loss) earnings	(55,379)	5,669	(485,658)	103,813
Interest expense, net	(14,541)	(7,835)	(48,287)	(33,123)
Other income, net	4,117	1	16,834	7,903
(Loss) earnings before income taxes	(65,803)	(2,165)	(517,111)	78,593
Income tax (provision) benefit	(11,276)	2,174	78,117	(16,511)
Net (loss) earnings	(77,079)	9	(438,994)	62,082
Net (loss) earnings attributable to noncontrolling interests	(103)	(399)	120	(737)
Net (loss) earnings attributable to Caleres, Inc.	$(76,976)	$408	$(439,114)	$62,819

Basic (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(2.11)	$0.01	$(11.80)	$1.53

Diluted (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(2.11)	$0.01	$(11.80)	$1.53

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	January 30, 2021	February 1, 2020
ASSETS
Cash and cash equivalents	$88,295	$45,218
Receivables, net	126,994	162,181
Inventories, net	487,955	618,406
Prepaid expenses and other current assets	79,312	56,494
Total current assets	782,556	882,299

Lease right-of-use assets	554,303	695,594
Property and equipment, net	172,437	224,846
Goodwill and intangible assets, net	240,071	539,579
Other assets	117,683	89,389
Total assets	$1,867,050	$2,431,707

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$250,000	$275,000
Mandatory purchase obligation - Blowfish Malibu	39,134	—
Trade accounts payable	280,501	267,018
Lease obligations	153,060	127,869
Other accrued expenses	182,814	181,063
Total current liabilities	905,509	850,950

Noncurrent lease obligations	518,942	629,032
Long-term debt	198,851	198,391
Other liabilities	39,894	104,204
Total other liabilities	757,687	931,627

Total Caleres, Inc. shareholders’ equity	200,247	645,950
Noncontrolling interests	3,607	3,180
Total equity	203,854	649,130
Total liabilities and equity	$1,867,050	$2,431,707

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Fifty-Two Weeks Ended
($ thousands)	January 30, 2021	February 1, 2020
OPERATING ACTIVITIES:
Net cash provided by operating activities	$126,353	$170,786

INVESTING ACTIVITIES:
Purchases of property and equipment	(16,786)	(44,533)
Disposals of property and equipment	—	636
Capitalized software	(5,274)	(5,619)
Net cash used for investing activities	(22,060)	(49,516)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	438,500	288,500
Repayments under revolving credit agreement	(463,500)	(348,500)
Dividends paid	(10,764)	(11,422)
Acquisition of treasury stock	(23,348)	(33,424)
Issuance of common stock under share-based plans, net	(1,135)	(2,644)
Contributions by noncontrolling interests, net	139	2,500
Other	(1,198)	(1,342)
Net cash used for financing activities	(61,306)	(106,332)
Effect of exchange rate changes on cash and cash equivalents	90	80
Increase in cash and cash equivalents	43,077	15,018
Cash and cash equivalents at beginning of period	45,218	30,200
Cash and cash equivalents at end of period	$88,295	$45,218

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS (LOSS) AND DILUTED EARNINGS (LOSS) PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS (LOSS) AND ADJUSTED DILUTED EARNINGS (LOSS) PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	January 30, 2021			February 1, 2020
		Net (Loss)			Net
	Pre-Tax	Earnings	Diluted	Pre-Tax	Earnings
	Impact of	Attributable	(Loss)	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP (loss) earnings		$(76,976)	$(2.11)		$408	$0.01

Charges/other items:
Intangible asset impairment charges	$23,805	17,854	0.49	$—	—	—
COVID-19-related expenses (1)	15,245	37,486	1.03	—	—	—
Brand Portfolio - business exits	14,774	13,680	0.37	1,615	1,198	0.03
Fair value adjustment to Blowfish purchase obligation	8,989	6,675	0.18	1,545	1,147	0.03
Vionic integration-related costs	3,436	2,552	0.07	—	—	—
Expense containment initiatives	—	—	—	15,033	11,189	0.27
Total charges/other items	$66,249	$78,247	$2.14	$18,193	$13,534	$0.33
Adjusted earnings		$1,271	$0.03		$13,942	$0.34

	(Unaudited)
	Fifty-Two Weeks Ended
	January 30, 2021			February 1, 2020
		Net (Loss)			Net
	Pre-Tax	Earnings	Diluted	Pre-Tax	Earnings
	Impact of	Attributable	(Loss)	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP (loss) earnings		$(439,114)	$(11.80)		$62,819	$1.53

Charges/other items:
Goodwill and intangible asset impairment charges	$286,524	236,360	6.35	$—	—	—
COVID-19-related expenses (2)	114,285	115,533	3.10	—	—	—
Fair value adjustment to Blowfish purchase obligation	23,935	17,773	0.48	5,428	4,031	0.10
Brand Portfolio - business exits	16,372	14,867	0.40	3,520	2,613	0.06
Vionic acquisition and integration-related costs	3,436	2,552	0.07	7,696	5,714	0.14
Expense containment initiatives	—	—	—	15,033	11,189	0.27
Total charges/other items	$444,552	$387,085	$10.40	$31,677	$23,547	$0.57
Adjusted (loss) earnings		$(52,029)	$(1.40)		$86,366	$2.10

(1)	Represents costs associated with the economic impact of the COVID-19 pandemic, primarily consisting of impairment charges associated with property and equipment and lease right-of use assets.
(2)	Represents costs associated with the economic impact of the COVID-19 pandemic, primarily consisting of impairment charges associated with property and equipment and lease right-of-use assets, inventory markdowns, expenses associated with factory order cancellations, provision for expected credit losses and severance.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 30,	February 1,	January 30,	February 1,	January 30,	February 1,	January 30,	February 1,
($ thousands)	2021	2020	2021	2020	2021	2020	2021	2020
Net sales	$346,657	$369,468	$234,034	$345,972	$(9,732)	$(16,492)	$570,959	$698,948
Gross profit	141,616	157,140	83,121	121,095	822	575	225,559	278,810
Adjusted gross profit	141,616	157,140	85,506	122,710	822	575	227,944	280,425
Gross profit rate	40.9%	42.5%	35.5%	35.0%	(8.4)%	(3.5)%	39.5%	39.9%
Adjusted gross profit rate	40.9%	42.5%	36.5%	35.5%	(8.4)%	(3.5)%	39.9%	40.1%
Operating earnings (loss)	14,830	6,860	(55,888)	11,928	(14,321)	(13,119)	(55,379)	5,669
Adjusted operating earnings (loss)	14,830	10,343	1,214	18,621	(14,163)	(9,327)	1,881	19,637
Operating earnings (loss) %	4.3%	1.9%	(23.9)%	3.4%	147.2%	79.5%	(9.7)%	0.8%
Adjusted operating earnings %	4.3%	2.8%	0.5%	5.4%	145.5%	56.6%	0.3%	2.8%
Same-store sales % (on a 13-week basis)	(1.8)%	5.1%	(28.3)%	(0.6)%	—%	—%	—%	—%
Number of stores	916	949	170	228	—	—	1,086	1,177

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 30,	February 1,	January 30,	February 1,	January 30,	February 1,	January 30,	February 1,
($ thousands)	2021	2020	2021	2020	2021	2020	2021	2020
Gross profit	$141,616	$157,140	$83,121	$121,095	$822	$575	$225,559	$278,810
Charges/Other Items:
Brand Portfolio - business exits	—	—	2,385	1,615	—	—	2,385	1,615
Total charges/other items	—	—	2,385	1,615	—	—	2,385	1,615
Adjusted gross profit	$141,616	$157,140	$85,506	$122,710	$822	$575	$227,944	$280,425
Operating earnings (loss)	$14,830	$6,860	$(55,888)	$11,928	$(14,321)	$(13,119)	$(55,379)	$5,669
Charges/Other Items:
Intangible asset impairment charges	—	—	23,805	—	—	—	23,805	—
COVID-19-related expenses	—	—	15,245	—	—	—	15,245	—
Brand Portfolio - business exits	—	—	14,774	1,615	—	—	14,774	1,615
Vionic integration-related costs	—	—	3,278	—	158	—	3,436	—
Expense containment initiatives	—	3,483	—	5,078	—	3,792	—	12,353
Total charges/other items	—	3,483	57,102	6,693	158	3,792	57,260	13,968
Adjusted operating earnings (loss)	$14,830	$10,343	$1,214	$18,621	$(14,163)	$(9,327)	$1,881	$19,637

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 30,	February 1,	January 30,	February 1,	January 30,	February 1,	January 30,	February 1,
($ thousands)	2021	2020	2021	2020	2021	2020	2021	2020
Net sales	$1,263,551	$1,588,057	$902,481	$1,406,460	$(48,962)	$(72,955)	$2,117,070	$2,921,562
Gross profit	489,883	675,401	294,828	506,556	2,338	2,403	787,049	1,184,360
Adjusted gross profit	495,841	675,401	326,269	515,337	2,338	2,403	824,448	1,193,141
Gross profit rate	38.8%	42.5%	32.7%	36.0%	(4.8)%	(3.3)%	37.2%	40.5%
Adjusted gross profit rate	39.2%	42.5%	36.2%	36.6%	(4.8)%	(3.3)%	38.9%	40.8%
Operating (loss) earnings	(23,821)	76,896	(408,444)	58,153	(53,393)	(31,236)	(485,658)	103,813
Adjusted (loss) operating earnings	(1,270)	80,379	(11,172)	72,640	(52,599)	(25,637)	(65,041)	127,382
Operating (loss) earnings%	(1.9)%	4.8%	(45.3)%	4.1%	109.1%	42.8%	(22.9)%	3.6%
Adjusted (loss) operating earnings%	(0.1)%	5.1%	(1.2)%	5.2%	107.4%	35.1%	(3.1)%	4.4%
Same-store sales % (on a 52-week basis)	1.6%	2.0%	(31.0)%	(5.8)%	—%	—%	—%	—%
Number of stores	916	949	170	228	—	—	1,086	1,177

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 30,	February 1,	January 30,	February 1,	January 30,	February 1,	January 30,	February 1,
($ thousands)	2021	2020	2021	2020	2021	2020	2021	2020
Gross profit	$489,883	$675,401	$294,828	$506,556	$2,338	$2,403	$787,049	$1,184,360
Charges/Other Items:
COVID-19-related expenses	5,958	—	27,458	—	—	—	33,416	—
Brand Portfolio - business exits	—	—	3,983	2,969	—	—	3,983	2,969
Vionic acquisition and integration-related costs	—	—	—	5,812	—	—	—	5,812
Total charges/other items	5,958	—	31,441	8,781	—	—	37,399	8,781
Adjusted gross profit	$495,841	$675,401	$326,269	$515,337	$2,338	$2,403	$824,448	$1,193,141
Operating (loss) earnings	$(23,821)	$76,896	$(408,444)	$58,153	$(53,393)	$(31,236)	$(485,658)	$103,813
Charges/Other Items:
Goodwill and intangible asset impairment charges	—	—	286,524	—	—	—	286,524	—
COVID-19-related expenses	22,551	—	91,098	—	636	—	114,285	—
Brand Portfolio - business exits	—	—	16,372	3,520	—	—	16,372	3,520
Vionic acquisition and integration-related costs	—	—	3,278	5,889	158	1,807	3,436	7,696
Expense containment initiatives	—	3,483	—	5,078	—	3,792	—	12,353
Total charges/other items	22,551	3,483	397,272	14,487	794	5,599	420,617	23,569
Adjusted operating (loss) earnings	$(1,270)	$80,379	$(11,172)	$72,640	$(52,599)	$(25,637)	$(65,041)	$127,382

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	January 30,	February 1,	January 30,	February 1,
	2021	2020	2021	2020
($ thousands, except per share data)
Net (loss) earnings attributable to Caleres, Inc.:
Net (loss) earnings	$(77,079)	$9	$(438,994)	$62,082
Net loss (earnings) attributable to noncontrolling interests	103	399	(120)	737
Net (loss) earnings attributable to Caleres, Inc.	(76,976)	408	(439,114)	62,819
Net earnings allocated to participating securities	—	(45)	—	(1,988)
Net (loss) earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$(76,976)	$363	$(439,114)	$60,831

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	36,564	39,235	37,220	39,796
Dilutive effect of share-based awards	—	55	—	57
Diluted common shares attributable to Caleres, Inc.	36,564	39,290	37,220	39,853

Basic (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(2.11)	$0.01	$(11.80)	$1.53

Diluted (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(2.11)	$0.01	$(11.80)	$1.53

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	January 30,	February 1,	January 30,	February 1,
	2021	2020	2021	2020
($ thousands, except per share data)
Adjusted net earnings (loss) attributable to Caleres, Inc.:
Adjusted net earnings (loss)	$1,168	$13,543	$(51,909)	$85,629
Net loss (earnings) attributable to noncontrolling interests	103	399	(120)	737
Adjusted net earnings (loss) attributable to Caleres, Inc.	1,271	13,942	(52,029)	86,366
Net earnings allocated to participating securities	(55)	(404)	—	(2,766)
Adjusted net earnings (loss) attributable to Caleres, Inc. after allocation of earnings to participating securities	$1,216	$13,538	$(52,029)	$83,600

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	36,564	39,235	37,220	39,796
Dilutive effect of share-based awards	162	55	—	57
Diluted common shares attributable to Caleres, Inc.	36,726	39,290	37,220	39,853

Basic adjusted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.03	$0.35	$(1.40)	$2.10

Diluted adjusted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.03	$0.34	$(1.40)	$2.10